Exhibit 32.2

CERTIFICATION PURSUANT TO
13 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of WiFiMed Holdings Company, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Cronin, Chief Financial Officer of the Company, certify, pursuant to 13 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2008

/s/ Michael Cronin

Michael Cronin Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WifiMed Holdings Company, Inc. and will be retained by WifiMed Holdings Company, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.